                                                                 Exhibit 10.3



                         REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 23rd day of July, 1996, by and among ALLIN COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), William C. Kavan ("Kavan"), Mark Kottler ("Kottler") and those persons whose names appear on the signature page hereof (collectively, the "Subscribers," and collectively with Kavan and Kottler, the "Preferred Holders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, concurrently with the execution of this Agreement, Subscribers have agreed to purchase from the Company, and the Company has agreed to sell and issue to Subscribers, shares of Series A Convertible Preferred Stock, par value $100 per share, of the Company (the "Convertible Preferred Stock"); and

          WHEREAS, the Company has the right to convert certain loans made by Kavan and Kottler in the aggregate principal amount of $1,500,000 and, with respect to which, the Company is a co-obligor, into shares of Convertible Preferred Stock; and

     WHEREAS, the Convertible Preferred Stock will be issued to the Preferred Holders without registration under the Securities Act of 1933, as amended, and applicable state securities laws, and the Company and the Preferred Holders desire to provide hereunder for compliance therewith and for the possible registration of the shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") issuable upon conversion of the Convertible Preferred Stock.

          NOW, THEREFORE, in consideration of the premises and the mutual independent covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          1.1  Definitions. As used in this Agreement, the following
               -----------
capitalized terms have the meanings set forth below:

          Applicable Period - In the case of a Shelf Registration Statement, the
          -----------------
     period referred to in Section 2.1(a)(ii), and in the case of any other Registration Statement, nine months or such shorter period as is necessary to complete the distribution of the Registrable Securities covered thereby.

          Commencement Date - The last date on which the shares of Convertible
          -----------------
     Preferred Stock may be converted into Common Stock.

          Conversion Shares - The shares of Common Stock issued to Qualified
          -----------------
     Holders upon conversion of shares of Convertible Preferred Stock into shares of Common Stock and any shares of Common Stock issued as a stock dividend or in a stock split or in connection with any other stock combination or division in respect of the Conversion Shares issued upon such conversion.

          Demand - As defined in Section 2.1(a)(i) hereof.
          ------

          Exchange Act - The Securities Exchange Act of 1934, as amended, or
          ------------
     similar federal statute then in effect, and a reference to a particular section thereof or regulation thereunder shall be deemed to include a reference to the comparable section, if any, of, or regulation, if any, under, any such similar federal statute.

          Majority Holders - Qualified Holders holding a majority of the
          ----------------
     Registrable Securities included in a Shelf Registration Statement.

          Notice of Demand - As defined in Section 2.1(a)(i) hereof.
          ----------------

          Person - An individual, partnership, joint venture, corporation,
          ------
     trust, unincorporated organization or government or any department or agency thereof.

          Piggy-back Registration - A registration of Conversion Shares pursuant
          -----------------------
     to Section 2.1(b) hereof.

          Qualified Holder - Each Preferred Holder so long as it or he holds any
          ----------------
     of the Conversion Shares held by it or him on the Commencement Date and each Person to whom a Preferred Holder or a Qualified Holder transfers such Conversion Shares.

          Prospectus - The prospectus included in a Registration Statement,
          ----------
     including any preliminary prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all exhibits thereto and all material incorporated by reference therein.

          Registrable Securities - Any Conversion Shares issued to, and on the
          ----------------------
     Commencement Date held by, a Qualified Holder. As to any Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration

     Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or, if earlier, when the Applicable Period shall have expired with respect to such securities; (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; (iii) new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; or (iv) they shall have ceased to be outstanding.

          Registration Statement - The Shelf Registration Statement, any
          ----------------------
     registration statement registering shares held by Qualified Holders pursuant to Section 2.1(b) hereof and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          SEC - The Securities and Exchange Commission.
          ---

          Securities Act - The Securities Act of 1933, as amended, or similar
          --------------
     federal statute then in effect, and a reference to a particular section thereof or regulation thereunder shall be deemed to include a reference to the comparable section, if any, of, or regulation, if any, under, such similar federal statute.

          Seller - As defined in Section 2.1(g) hereof.
          ------

          Shelf Registration - A registration required to be effected pursuant
          ------------------
     to Section 2.1(a).

          Shelf Registration Statement - A "shelf" registration statement of the
          ----------------------------
     Company pursuant to the provisions of Section 2.1(a) of this Agreement which covers Registrable Securities and is filed on Form S-3 under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          Underwriter - A person who acts as an underwriter with respect to any
          -----------
     registration of securities pursuant to this Agreement.

          Underwritten Offering - A sale of securities of the Company to an
          ---------------------
     Underwriter or Underwriters for reoffering to the public.

                                 ARTICLE II

                              REGISTRATION RIGHTS

          2.1  Registration.
               ------------

          (a)  Shelf Registration.
               ------------------

               (i) At any time from the Commencement Date until the third anniversary of the Commencement Date, one or more Qualified Holders holding in the aggregate at least the number of Conversion Shares into which 5,000 shares of Convertible Preferred Stock have been converted (as adjusted for stock splits, stock dividends, reverse stock splits or any other combination or division of the Conversion Shares) will be entitled to deliver to the Company, on one occasion, a written notice (a "Demand") requesting a Shelf Registration. Upon receipt of a Demand, the Company will deliver to each Qualified Holder a written notice (the "Notice of Demand") which shall include a copy of the Demand together with a statement to the effect that the Company will include all Registrable Securities in a Shelf Registration pursuant to this Section 2.1(a) unless the Company receives, by a date specified in the Notice of Demand (which shall be no less than 20 days following the delivery of such Notice of Demand), a notice from a Qualified Holder to exclude all or a portion of such Qualified Holder's Registrable Securities from such Shelf Registration. Following receipt of a Demand, the Company shall, as expeditiously as reasonably possible, use its best efforts to effect a Shelf Registration of all Registrable Securities except those which a Qualified Holder has on a timely basis requested to be excluded from such Shelf Registration and those of any Qualified Holder who does not provide information reasonably requested by the Company in connection with the Shelf Registration Statement. The Company may, at its option, include in such Shelf Registration Statement shares held by any shareholder other than the Qualified Holders having rights similar to those contained in this Section 2.1(a).

               (ii) The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective for a period of three years following the date on which such Shelf Registration Statement is initially declared effective or such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration.

               (iii) On one occasion, the Majority Holders of the Registrable Securities covered by a Shelf Registration Statement may elect to have such Registrable Securities sold in an Underwritten Offering. In such event, the Company shall be entitled to engage an investment banking firm selected by the Company to serve as Underwriter.

          (b)  Piggy-back Registration.
               -----------------------

               (i) If the Company at any time prior to the third anniversary of the Commencement Date proposes to register any of its securities for an Underwritten Offering under the Securities Act (other than pursuant to a Shelf Registration), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will each such time give prompt written notice to all Qualified Holders of its intention to do so. Upon the written request of any such Qualified Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Qualified Holder), the Company will use its best efforts to cause all such Registrable Securities as to which Qualified Holders requested registration to be registered under the Securities Act (with the securities which the Company at the time proposes to register), so as to permit the sale or other disposition by such Qualified Holders of such Registrable Securities.

               (ii) No registration effected pursuant to this Section 2.1(b) shall be deemed to have been effected pursuant to Section 2.1(a) hereof.

               (iii) Notwithstanding anything to the contrary in this Section 2.1(b), the Company shall have the right to discontinue any Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration if the registration of other securities giving rise to such Piggy-back Registration is discontinued; but no such discontinuation shall preclude an immediate or subsequent request for a Shelf Registration.

          (c) Registration Procedures.  If the Company is required by the
              -----------------------
     provisions of this Section 2.1 to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Section, the Company will, as expeditiously as possible:

               (i) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective during the Applicable Period; in the case of a Shelf Registration Statement, such Registration Statement shall be (A) reasonably acceptable to special counsel for the Qualified Holders and (B) available for the sale of Registrable Securities in accordance with the intended method or methods of distribution of the selling Qualified Holders (subject to the limitation set forth in Section 2.1(a)(iii) hereof);

               (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for the Applicable Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement during the Applicable Period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

               (iii) furnish to each seller of such Registrable Securities and, in the case of an Underwritten Offering, each Underwriter of the securities being sold by such seller, such number of copies of such Registration Statement, such number of copies of the Prospectus included in such Registration Statement and such other documents as such seller and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (including any Prospectus amended or supplemented as set forth in Section 2.1(c)(vi));

               (iv) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller and each Underwriter of the securities being sold by such seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller; provided, the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.1(c)(iv) be obligated to be qualified, (B) subject itself to taxation in any such jurisdiction,
          (C) to consent to general service of process in any such jurisdictions, or (D) register or qualify such Registrable Securities in more than ten states;

               (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) notify each seller of any such Registrable Securities covered by such Registration Statement (i) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (ii) of receipt of notification with respect to the suspension of the qualification of the Registrable

          Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (iii) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (other than a fact relating to such seller), and promptly use its best efforts to prepare a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vii) otherwise use its best efforts to comply with federal and state laws and all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

               (viii) use its best efforts (A) to cause all such Registrable Securities covered by such Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

               (ix) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (x) in the case of an Underwritten Offering, enter into an underwriting agreement in customary form and take such other actions as Majority Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (xi) in the case of an Underwritten Offering, use its best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters;

               (xii) make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any Underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such Underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that all such persons shall agree to standard confidentiality provisions regarding all such records, documents and information; and

               (xiii) permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration or comparable statement.

     Each Qualified Holder shall be deemed to have agreed by including Registrable Securities in a Registration Statement that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(c)(vi) hereof, such Qualified Holder will forthwith discontinue such Qualified Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Qualified Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(c)(vi) hereof and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Qualified Holder's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Applicable Period shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.1(c)(vi) hereof.

          If any Registration Statement, Prospectus or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company, then (whether or not, in the sole and exclusive judgment, exercised in good faith, of such holder, such holder is or might be deemed to be a controlling person of the Company) such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Company in writing, to the effect that the holding of such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the

     Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal or state statute then in force, the deletion of the reference to such holder. Each seller shall provide to the Company in writing information concerning itself required by law to be included in any Registration Statement registering shares held by such seller.

          (d) Registration Expenses.  The Company shall, whether or not any
              ---------------------
     Shelf Registration or Piggy-back Registration shall become effective, pay all expenses incident to its performance of or compliance with this Section in connection with a Shelf Registration or Piggy-back Registration, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (subject to the limitation set forth in Section 2.1(c)(iv) hereof), printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and other persons retained by the Company and reasonable fees and disbursements of one counsel or firm of counsel chosen by the Majority Holders, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding underwriting commissions and discounts). In all cases, any allocation of Company personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business shall be borne by the Company.

          (e) Indemnification and Contribution.  The Company hereby indemnifies,
              --------------------------------
     to the extent permitted by law, each Qualified Holder, its officers and directors, if any, and each Person, if any, who controls such Qualified Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information respecting such Qualified Holder furnished in writing to the Company by such Qualified Holder expressly for use therein. If the offering pursuant to any Registration Statement provided for under this Section is made through Underwriters, the Company agrees to enter into an underwriting agreement in customary form with such Underwriters and to indemnify such Underwriters, their officers and directors, if any, and each Person, if any, who controls such Underwriters within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities

     Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information respecting such Underwriters or the participating Qualified Holders furnished in writing to the Company by such Underwriters or the participating Qualified Holders expressly for use therein. In connection with any Registration Statement with respect to Registrable Securities held by a Qualified Holder, each such Qualified Holder will furnish to the Company in writing such information respecting such Qualified Holder as shall be reasonably requested by the Company for use in any such Registration Statement or Prospectus and will indemnify, to the extent permitted by law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such Qualified Holder expressly for use therein. If the offering pursuant to any such Registration Statement is made through Underwriters, each such Qualified Holder agrees to enter into an underwriting agreement in customary form with such Underwriters, and to indemnify such Underwriters, their officers and directors, if any, and each Person, if any, who controls such Underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to indemnification by such Qualified Holder of the Company. Any Person entitled to indemnification under the provisions of this Section 2.1(e) shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any such settlement made without its consent (which consent shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any Registration Statement provided for under this Section shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a participating Qualified Holder, its officers, directors or any Person, if any, who controls such Qualified Holder as aforesaid, and shall survive the transfer of such securities by such Qualified Holder.

     If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses
     (x) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.
     Contributions required to be made by an Underwriter, if any, shall be governed by the terms of the underwriting agreement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) Certain Limitations on Registration Rights.
              ------------------------------------------

               (i) In the case of an Underwritten Offering under a Shelf Registration, if the Majority Holders determine to enter into an underwriting agreement in connection therewith, or, in the case of a Piggy-back Registration, if the Company or holders of securities initially requesting or demanding such registration have determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement, and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided in the underwriting arrangements approved by the Company or such holders and completes and/or executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

               (ii) Notwithstanding anything to the contrary in this Section 2.1, if the Company shall previously have received a request for registration under this or any other registration rights agreement, and if such previous registrations shall not have been withdrawn or abandoned, the Company will not effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or S-8 (or any similar form) or other publicly registered offering pursuant to the Securities Act pertaining to the issuance of securities under any benefit plan, employee compensation plan, or employee or director stock purchase plan or in connection with an offer of securities solely to existing security holders) whether or not for sale for its own account, until a period of three months shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

          (g) Allocation of Securities Included in Registration Statement.  In
              -----------------------------------------------------------
     the case of an Underwritten Offering, if the Company's managing Underwriter shall advise the Company and the Qualified Holders in writing that the inclusion in any registration pursuant to this Section of some or all of the Registrable Securities sought to be registered by the holders requesting such registration creates a substantial risk that the proceeds or price per unit the Sellers (as defined below) will derive from such registration will be reduced or that the number of securities to be registered (including those sought to be registered at the instance of the Company and any other party entitled to participate in such registration as well as those sought to be registered by the Qualified Holders) is too large a number to be reasonably sold, then the number of Registrable Securities sought to be registered by each Seller shall be reduced pro rata in proportion to the number of securities sought to be registered by all Sellers to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter.

          For purposes of this Section 2.1(g) the term "Seller" shall mean and include the Company and each holder of securities (including, but not limited to, Registrable Securities) entitled to participate in the subject registration.

          (h) Limitations on Sale or Distribution of Other Securities.  Each
              -------------------------------------------------------
     holder of Registrable Securities shall be deemed to have agreed by the inclusion of Registrable Securities in a Registration Statement not to effect any public sale or distribution, including (if requested by the Underwriter) any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and to use such holder's best efforts not to effect any public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 7 days before or 90 days (or such other period to which the Underwriters of such offering may consent) after the effective date of any Registration Statement filed by the Company pursuant to this
     Article II or other agreement providing for registration rights.

          2.2  Rule 144.  If the Company shall have filed a registration
               --------
statement pursuant to the requirements of Section 12 of the Exchange Act or a Registration Statement pursuant to the requirements of the Securities Act, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(l) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any Qualified Holder, make publicly available such information), and will take such further action as any Qualified Holder may reasonably request, all to the extent required from time to time to enable such Qualified Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Qualified Holder, the Company will deliver to such Qualified Holder a written statement as to whether it has complied with such requirements.


                                  ARTICLE III

                                 MISCELLANEOUS

          3.1  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Majority Holders; provided, however, that no amendment, modification or
                  --------  -------
supplement or waiver or consent to the departure with respect to the provisions of Sections 2.1(a) or 2.1(e) hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

          3.2  Successors, Assigns and Transferees.  This Agreement shall be
               -----------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective representatives, administrators, heirs, successors and assigns, as applicable, including, without limitation and without the need for an express assignment, subsequent Qualified Holders. If any successor, assignee or transferee of any Qualified Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

          3.3  Notices.  All notices and other communications provided for
               -------
hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

          if to the Company, to:

               Allin Communications Corporation
               300 Greentree Commons
               381 Mansfield Avenue
               Pittsburgh, PA  15220
               Attention: Richard W. Talarico
               FAX: (708) 377-0907

          if to a Qualified Holder, to:

               the most recent address of such Qualified Holder on the books of the Company

     All such notices and communications shall be deemed to have been given or made (i) when delivered by hand, (ii) two business days after being deposited in the mail, postage prepaid, (iii) when telexed, answer-back received or (iv) when telecopied, receipt acknowledged.

          3.4  Descriptive Headings.  The headings in this Agreement are for
               --------------------
convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          3.5  Severability.  In the event that any one or more of the
               ------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          3.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          3.7  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules thereof.


                        [signatures appear on next page]

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                              ALLIN COMMUNICATIONS CORPORATION


                              By: ____________________________________________
                              Title: _________________________________________


                              ________________________________________________
                              William C. Kavan


                              ________________________________________________
                              Mark Kottler


                              SUBSCRIBERS


                              ________________________________________________


                              ________________________________________________


                              ________________________________________________


                              ________________________________________________